Exhibit 10.5.2

THIRD AMENDMENT

THIRD AMENDMENT, dated as of December 16, 2005 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of May 12, 2004 (the “Credit Agreement”), among INFRASOURCE SERVICES, INC., a Delaware corporation (“Holdings”), INFRASOURCE INCORPORATED, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LASALLE BANK NATIONAL ASSOCIATION, as syndication agent, and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions in the Credit Agreement upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendment to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended by deleting clause (h) of the “Consolidated Adjusted EBITDA” definition in its entirety and substituting in lieu thereof the following:

“(h)  each of (x) non-cash expenses relating to stock-based compensation, including stock options, restricted stock grants and employee stock purchase plans and (y) cash payments or cash distributions in compliance with Section 7.6(b)”

3.             Amendment to Section 7.7 (Capital Expenditures).  Section 7.7 of the Credit Agreement is hereby amended by deleting the first sentence of such Section in its entirety and substituting in lieu thereof the following:

“Make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not exceeding, for any fiscal year of the Borrower set forth in the table below, the amount set forth in such table for such fiscal year; provided, that (a) up to 50% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year and (b) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to clause (a) above.”

4.             Representations and Warranties.  (a)  Credit Agreement Representations and Warranties.  On and as of the date hereof and after giving effect to this Amendment, Holdings and the

Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Sections 4 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

(b)           Power; Authorization; Enforceable Obligations.  Each Loan Party has the requisite corporate or other power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment.  Each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of Loan Documents to which it is a party, as amended, in the case of the Credit Agreement, by this Amendment.  The Credit Agreement, as amended by this Amendment, continues to constitute a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability maybe limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)           No Legal Bar.  The execution, delivery and performance of this Amendment and any other related documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenue pursuant to any Requirement of Law or any such material Contractual Obligation (other than the Liens created by the Security Documents).

5.             Conditions to Effectiveness.  This Amendment shall become effective on the date upon which the Administrative Agent shall have received this Amendment, executed by the Administrative Agent, the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders.

6.             Continuing Effect.  Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

7.             Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel.

8.             Counterparts.  This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INFRASOURCE INCORPORATED

By:	/s/ Terence R. Montgomery
Name: Terence R. Montgomery
Title: SVP, CFO

INFRASOURCE SERVICES, INC.

By:	/s/ Terence R. Montgomery
Name: Terence R. Montgomery
Title: SVP, CFO

BARCLAYS BANK PLC, as Administrative Agent
and as a Lender

By:	/s/ David Barton
Name: David Barton
Title: Associate Director

LASALLE BANK NATIONAL ASSOCIATION, as Syndication Agent
and as a Lender

By:	/s/ James P. Bahleda
Name: James P. Bahleda
Title: Vice President

INFRASOURCE INCORPORATED
THIRD AMENDMENT

JP Morgan Chase Bank N.A.

By:	/s/ Lee P. Brennan
Name: Lee P. Brennan
Title: Vice President

INFRASOURCE INCORPORATED
THIRD AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Stephen T. Dorosh
Name: Stephen T. Dorosh
Title: Vice President

INFRASOURCE INCORPORATED
THIRD AMENDMENT

Commerce Bank, N.A.
[Name of Lender]

By:	/s/ Michael P. Thomson
Name: Michael P. Thomson
Title: Vice President

INFRASOURCE INCORPORATED
THIRD AMENDMENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD, or an affiliate.
[Name of Lender]

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD, or an affiliate.
[Name of Lender]

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD, or an affiliate.
[Name of Lender]

By:	/s/ Kelli C. Marti
Name: Kelli C. Marti
Title: Senior Vice President

INFRASOURCE INCORPORATED
THIRD AMENDMENT

AMCO Insurance
[Name of Lender]

By:	/s/ signature illegible
Name:
Title:

INFRASOURCE INCORPORATED
THIRD AMENDMENT

Scottsdale Insurance
[Name of Lender]

By:	/s/ signature illegible
Name:
Title:

INFRASOURCE INCORPORATED
THIRD AMENDMENT

Nationwide Life Insurance Company - Separate Account B-Retirement
[Name of Lender]

By:	/s/ signature illegible
Name:
Title:

INFRASOURCE INCORPORATED
THIRD AMENDMENT

Nationwide Mutual Insurance Company
[Name of Lender]

By:	/s/ signature illegible
Name:
Title:

INFRASOURCE INCORPORATED
THIRD AMENDMENT

FOXE BASIN CLO 2003, LTD
[Name of Lender]
By: GSO Capital Partners LP, as Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Authorized Signatory

INFRASOURCE INCORPORATED
THIRD AMENDMENT

LANDMARK CDO LIMITED
[Name of Lender]
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

LANDMARK II CDO LIMITED
[Name of Lender]
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

LANDMARK III CDO LIMITED
[Name of Lender]
By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

GREYROCK CDO LTD
[Name of Lender]

By:	/s/ Angela Bozorgmir
Name: Angela Bozorgmir
Title: Director

INFRASOURCE INCORPORATED
THIRD AMENDMENT

RZB Finance LLC
[Name of Lender]

By:	/s/ Christoph Hoedl
Name: Christoph Hoedl
Title: Group Vice President

By:	/s/ John A. Valisk
Name: John A. Valiska
Title: First Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Third Amendment.

INFRASOURCE CORPORATE SERVICES, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

DASHIELL HOLDINGS CORPORATION

By:	/s/ Terence R. Montgomery
Name:
Title:

DASHIELL LTD

By:	/s/ Terence R. Montgomery
Name:
Title:

DACON GP LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

DACON LTD

By:	/s/ Terence R. Montgomery
Name:
Title:

M.J. ELECTRIC, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE TEXAS HOLDINGS GP LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE TEXAS HOLDINGS LP LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

BLAIR PARK SERVICES, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

OSP CONSULTANTS, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE POWER CALIFORNIA, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

OSP TELCOM, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

RJE TELECOM, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

SUNESYS, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

SUNESYS OF VIRGINIA, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

CHOWNS, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

TRINITY INDUSTRIES, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND SERVICES, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE POWER, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND INSTALLATION, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

MECHANICAL SPECIALTIES, INCORPORATED

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE MID-ATLANTIC, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND CONSTRUCTION SERVICES, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND CONSTRUCTION, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND CONSTRUCTION, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE MASLONKA, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND CONSTRUCTION CALIFORNIA, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE CONCRETE & PAVING SERVICES, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE TRANSMISSION SERVICES COMPANY

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE MASLONKA CA, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

IUC IOWA, LLC

By:	/s/ Terence R. Montgomery
Name:
Title:

INFRASOURCE UNDERGROUND SERVICES CANADA, INC.

By:	/s/ Terence R. Montgomery
Name:
Title:

EHV POWER USA INC.

By:	/s/ Terence R. Montgomery
Name:
Title: